EXHIBIT 10.18

AMENDMENT #1 TO THE CONVERTIBLE PROMISSORY NOTE

ISSUED ON JULY 2, 2018

THIS AMENDMENT #1 TO THE CONVERTIBLE PROMISSORY NOTE ISSUED ON July 2, 2018 (the “Amendment”) is entered into as of July 25, 2018, by and between Lingerie Fighting Championships, Inc., a Nevada corporation (the “Company”), and Auctus Fund, LLC, a Delaware limited liability company (the “Holder”) (collectively the “Parties”).

BACKGROUND

A. The Company and Holder are the parties to that certain convertible promissory note originally issued by the Company to the Holder on July 2, 2018, in the original principal amount of $43,500.00 (the “Note”); and

B. The Parties desire to amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. All references in the Note to $43,500.00 shall be replaced with $48,500.00, to reflect the addition of $5,000.00 of principal to the Note (the “Additional Tranche”), which the Holder will fund in cash pursuant to the Company’s instructions herein on or around the date hereof.

2. The Company hereby directs the Holder to wire the Additional Tranche to the Company, pursuant to the wiring instructions on Exhibit A hereto.

3. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Lingerie Fighting Championships, Inc.		Auctus Fund, LLC

By:	/s/ Shaun Donnelly	By:	/s/ Lou Posner
Name:	Shaun Donnelly	Name:	Lou Posner
Title:	Chief Executive Officer	Title:	Managing Director

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EXHIBIT A

Account Name:	Lingerie Fighting Championships, Inc.

Routing Number:	026009593

Account Number:	501017820633

Beneficiary Address:	6955 North Durango Drive, Suite 1115-129, Las Vegas, NV 89149

Bank Name:	Bank of America

Bank Address:	8450 W. Farm Road, Las Vegas, NV 89131

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